October 26, 2018

THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Floating Rate Income Fund

Supplement to Current Summary Prospectus and Prospectus

Effective on or about December 31, 2018, the fund's performance benchmark index will be the Credit Suisse Leveraged Loan Index.  The Credit Suisse Leveraged Loan Index is an unmanaged index designed to track the performance of the investable universe of the U.S. dollar denominated leveraged loan market.  The fund considers the Credit Suisse Leveraged Loan Index to be a more suitable benchmark to compare the fund's performance given the fund's investment policies than the fund's current performance benchmark, the S&P/LSTA U.S. Leveraged Loan Index.